Zazove Convertible Securities Fund, Inc.

Semi Annual Report
June 30, 2002
Unaudited


TABLE OF CONTENTS

Letter from the President and Portfolio Manager                 1

Five Year Historical  Performance  Summary                      2

Schedule of Investments                                         3

Statement of Assets and Liabilities                             6

Statement of Operations                                         7

Statement of Changes in Net Assets                              8

Statement of Cash Flows                                         9

Notes to Financial Statements                                  10


This report has been prepared for the general information of shareholders in the Zazove Convertible Securities Fund, Inc.



Dear Zazove Convertible Securities Fund, Inc. Shareholder:

Historically, a letter to our investors is a sure sign of a difficult market and this is no exception. While we don't write letters on a regular basis, we find it important to offer our perspectives and reaffirm our strategy when the market environment shakes investor confidence. As a long time client once stated: " I know what you're going to say, I just want to hear you say it."

It is clearly an understatement to describe the past several years as a difficult market. The S&P 500 Stock Index has declined more than 45% from its 2000 high while the Nasdaq has fallen more than 75%. These declines are comparable to some of the worst bear markets of the last century. Stock market sentiment is dominated by a confluence of negative events: the collapse of the technology/telecom bubble, the terrorist attacks on September 11, accounting scandals, corporate fraud and continued Mideast tensions. These concerns coupled with the bear market have formed a vicious cycle often referred to as a crisis of confidence.

	The convertible market has certainly not been an exception to the market turmoil. Severe stock declines, widespread credit downgrades and defaults, accounting concerns and wild volatility have become common within our market. Despite this backdrop, our Convertible Fund has done a very good job of offering downside protection in a brutal market. Although it has been a very difficult period, the total decline in our Fund since the market peak in 2000 has been significantly less than half that of the stock market.

As we've often expressed in the past, we generally view difficult markets as a two-edged sword. While nobody enjoys negative returns, emotional and chaotic markets often create enormous opportunities. We are currently focusing on exploiting these opportunities while doing our best to maintain downside protection.

In order to take maximum advantage of the current opportunities within the convertible market we are making some modest adjustments to our portfolio structure. The recent market has created some enormous inefficiencies in lower-rated and special situation convertibles. Our intent is to devote approximately 20% of the portfolio to capture these opportunities while the remaining 80% of the portfolio will maintain an investment-grade average credit rating. As a result, the overall average rating of the portfolio will likely be slightly below investment-grade. While these adjustments may increase volatility in the near term (as evidenced during July), we expect them to prove very rewarding in the longer term.

As always, we appreciate your patience during tough markets as it allows us to stay focused on our long-term goals. While the markets will likely remain volatile in the near future, we are very optimistic about returns for the next several years. We sincerely welcome your questions and look forward to hearing from you.


Best regards,

Gene T. Pretti
President and Portfolio Manager


Five Year Historical Performance Summary
For the Period Ended June 30, 2002

[A graph illustrates the one-year, three-year and five-year relative performance of the Fund verses the S&P 500 stock index. All returns over one year are annualized. As illustrated in the graph, during these periods the Fund's returns were -14.40%, +1.11% and +4.59% while the returns of the S&P 500 were -17.99%, -9.18% and +3.66%, respectively.]

The Fund's returns are after all fees and expenses. The Fund's Returns prior to 1/1/99 are those of its predecessor, Zazove Convertible Fund, L.P. The returns of the S&P 500 Stock Index are presented after the reinvestment of dividends. Past results are not a guarantee of future performance.


Schedule of Investments
As of June 30, 2002 (Unaudited)
                                          Principal  Market Value
CONVERTIBLE BONDS    76.40%

AES Corporation                             $800,000     $476,000
   4.500% Due 08-15-05
Agilent Technologies, Inc.                 1,100,000    1,119,107
   3.000% Due 12-01-21
American International Group                 660,000      603,075
   0.500% Due 05-15-07
APP Finance VII Mauritius +               12,903,000      709,665
   0.000% Due 11-18-12
BankAtlantic Bancorp Inc.                    700,000      815,500
   5.625% Due 12-01-07
Cendant Corporation                          940,000      932,950
   3.875% Due 11-27-11
Computer Associates International, Inc. ** 1,300,000    1,291,875
   5.000% Due 03-15-07
Corning Inc.                               1,000,000      624,300
   4.875% Due 03-01-08
Covanta Energy *                             500,000      112,500
   6.000% due 06-01-02
Covanta Energy Corp. *  **                 1,100,000      247,500
   5.750% Due 10-20-02
Elan Corp. +                               1,600,000      696,000
   0.000% Due 12-14-18
Enron Corporation. +*                      1,400,000      133,000
   0.000% Due 02-07-21
First American Corporation                 1,000,000    1,046,250
   4.500% Due 04-15-08
First Data Corporation                     1,000,000    1,128,400
   2.000% Due 03-01-08
Gener S.A.                                 1,200,000    1,200,000
   6.000 % Due 03-01-05
IKON Office Solutions, Inc. **             1,000,000      922,200
   5.000% Due 05-01-07
Intevac Inc.                               1,000,000      720,000
   6.500% Due 03-01-04
Kerr McGee Corp.                           1,295,000    1,437,450
   3.000% Due 08-17-03
Level Three Communications                 3,000,000      750,000
   6.000% Due 09-15-09
Liberty Media                              1,200,000      885,000
   3.500% Due 01-15-31
Liberty Media                              1,900,000      952,375
   4.000% Due 11-15-29
NCS Healthcare Inc. *                        750,000      300,000
   5.750% Due 08-15-04
Nortel Networks Corp.                      1,000,000      479,000
   4.250% due 09-01-08
NTL Incorporated *                         1,300,000      416,000
   6.750% Due 05-15-08
Personnel Group                            1,790,000      836,825
   5.750% Due 07-01-04
Service Corp. International                  800,000      792,000
   6.750% Due 06-22-08
SpaceHab Inc.                                250,000      125,000
   8.000% Due 10-15-07
U.S. Diagnostic Labs * **                    630,000      252,000
   6.500% Due 06-30-01
U.S. Diagnostic Labs Inc. *                1,569,000      549,150
   9.000% Due 03-31-03
Wellpoint Health Network +                   500,000      528,750
   0.000% Due 07-02-19
Total convertible bonds (cost--$24,704,991)           $21,081,872


                                             Shares  Market Value
CONVERTIBLE PREFERRED STOCK     32.02%

AES Trust VII $3.00                           18,000     $375,300
Budget Group Capital TR $3.125                63,200       63,200
Calpine Capital Trust III $2.50               45,000    1,203,750
Carriage Services Cap Trust $3.50             27,000      837,000
Ford $3.25                                    27,000    1,518,750
Hercules Inc. $65.00                           1,020      627,300
Hybridon Inc. $6.50 ~                          6,475      176,703
Loral Space & Comm $3.00 (Series C)           34,800      374,100
McLeodUSA Inc. $16.875                        62,811      235,541
Metromedia Int'l Group, Inc.$3.625           156,000      312,000
Owens Corning Capital LLC $3.250              60,500       82,280
Simon Property Group Inc. $6.50               21,000    2,042,250
Titanium Metal Inc. $3.3125                   16,200      279,450
Village Roadshow $3.25                         1,500       44,250
Village Roadshow $3.25 **                     22,500      663,750
Total convertible preferred stock (cost--$13,537,033)  $8,835,624


                                             Shares  Market Value
CONVERTIBLE BOND UNITS    8.82%

General Motors 5.25% Series B                 50,000   $1,310,000
Reliant Energy                                43,000    1,123,375
Total convertible bond units (cost--$2,510,438)         2,433,375


COMMON STOCK     0.81%

Ascent Assurance, Inc                         12,359       12,359
Ceyoniq AG                                    98,914        2,967
McLeodUSA Inc.                               492,530      206,863
Total common stock (cost--$2,809,114)                     222,189


SHORT STOCK     (0.04%)

NCS Healthcare, Inc.                         (42,300)     (10,152)
Total short stock (cost--($12,232))                       (10,152)

WARRANTS    0.02%

Hybridon Class A Wts '03                      29,671        2,225
McLeodUSA Inc.                                15,535        2,020
Total warrants (cost--$8,544)                               4,245

Other assets less liabilities   (18.02)%               (4,971,930)

SHAREHOLDERS' CAPITAL     100%                        $27,595,223

+  Non-income producing.
* These securities are currently in default and interest is not being accrued on the position.
** These securities are subject to contractual or legal restrictions on their resale. As of June 30, 2002, the value of these securities were $3,129,825 representing 9.61% of investment securities at fair value.
~ Dividends received on these positions are paid in kind with common stock in lieu of cash disbursements.

Percentages are taken as a percent of Shareholders' Capital as of June 30, 2002.



Statement of Assets and Liabilities
As of June 30, 2002 (Unaudited)

ASSETS

Investments, at market value - cost $43,570,120        $32,577,304
Receivables -
  Securities sold, not settled                           2,910,550
  Dividends                                                 72,648
  Interest                                                 311,102
Prepaid Insurance                                            1,750
Total Assets                                           $35,873,354

LIABILITIES & SHAREHOLDERS' CAPITAL

Liabilities -
  Due to Shareholders                                   $1,412,931
  Securities sold short - cost ($12,232)                    10,152
  Margin account due to brokers                          6,157,682
  Accounting Payable                                        13,700
  Other payables                                             5,605
Total liabilities                                        8,278,131

Net Assets                                             $27,595,223


ANALYSIS OF NET ASSETS

Common stock ($.01 par value: 25,000,000 shares
  authorized; 2,313,844 shares issued and outstanding      $23,138
Paid in surplus                                         37,292,763
Accumulated undistributed net realized gains on
  investments and short securities                       1,012,433
Accumulated distribution in excess of net
  investment income                                        257,624
Net unrealized depreciation on investments and
  securities sold short                                (10,990,736)

NET ASSETS                                             $27,595,223


Net asset value per share (based on 2,313,844
  shares outstanding)                                       $11.93



Statement of Operations
For the six months ended June 30, 2002
(Unaudited)

INVESTMENT INCOME:
  Dividends                                               $402,612
  Interest                                                 453,872
     TOTAL INVESTMENT INCOME                               856,484

EXPENSES:
  Management fee                                           289,401
  Margin interest                                           61,399
  Custodian fees                                             3,134
  Director fees                                              3,000
  Other fees                                                 2,716
  Accounting and legal expense                              16,000
  Transfer agency fee                                       32,629
     TOTAL EXPENSE                                         408,279
     NET INVESTMENT INCOME                                 448,205

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gain on investments                         759,761
  Net change in unrealized appreciation or
   depreciation of investments                          (3,677,836)
     NET GAIN (LOSS) ON INVESTMENTS                     (2,918,075)

NET INCREASE (DECREASE) IN SHAREHOLDERS' CAPITAL
 RESULTING FROM OPERATIONS                             $(2,469,870)



Statement of Changes in Net Assets
For the six months ended June 30, 2002
(Unaudited)


OPERATIONS:
Net investment income                                     $448,205
Net realized gain (loss) on investments                    759,761
Net change in unrealized appreciation (depreciation)
  of investments                                        (3,677,836)

Net increase (decrease) in shareholders' capital
  resulting from operations                             (2,469,870)

DISTRIBUTIONS PAID:
From net investment income                                (448,205)
In excess of net investment income                      (1,047,101)
From realized gains                                        (46,406)

Net decrease in net assets resulting from
  distributions paid                                    (1,541,711)

CAPITAL SHARE TRANSACTIONS:
Proceeds from-
   Shares sold                                             277,323
   Shares from reinvestment of dividends                 1,518,281
Payments for -
   Shares redeemed                                      (4,111,927)

Net increase (decrease) in net assets resulting
  from capital share transactions                       (2,316,323)

NET INCREASE (DECREASE) IN NET ASSETS                   (6,327,904)

NET ASSETS, beginning of period                         33,923,127
NET ASSETS, end of period                              $27,595,223



Statement of Cash Flows
For the six months ended June 30, 2002
(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net increase (decrease) in net assets resulting
  from operations                                      $(2,469,870)
 Adjustments to reconcile net increase (decrease)
  in net assets from operations to net cash provided
  by operating activities -
   Purchase of investment securities                   (14,040,736)
   Proceeds from disposition of investments             14,091,864
   Increase in dividends receivable                        (72,638)
   Decrease in interest receivable                         146,868
   Increase in prepaid insurance                            (1,472)
   Decrease in accounting payable                           (2,800)
   Increase in margin interest payable                       1,504
   Increase in due to shareholders                         176,453
   Increase in other payables                                  498
   Net realized gain on investment and short securities   (759,761)
   Net change in unrealized depreciation on investments
    and short securities                                 3,677,836
      Net cash provided by operating activities          3,858,034

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from-
   Shares sold                                             277,323
   Shares from reinvestment of dividends                 1,518,281
  Payments for-
   Shares redeemed                                      (4,111,927)
   Dividends distributed                                (1,541,711)
     Net cash provided by financing activities          (3,858,034)

NET INCREASE IN CASH AND CASH EQUIVALENTS                        0

CASH AND CASH EQUIVALENTS, beginning of period                   0
CASH AND CASH EQUIVALENTS, end of period                        $0



Notes to Financial Statements
For the six months ended June 30, 2002
(Unaudited)

1.  SIGNIFICANT ACCOUNTING POLICIES

Zazove Convertible Securities Fund, Inc., a Maryland corporation
(the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified management investment company that operates as a closed-end interval Fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund will pursue this objective primarily through investing in a portfolio of convertible securities. The convertible strategy will focus primarily on opportunities in the United States, although the Fund may invest abroad. Zazove Associates, L.L.C., is the Fund's investment advisor. The Fund initially acquired its portfolio pursuant to a merger whereby the Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

The following is a summary of significant accounting policies:

Security Valuation

Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Securities traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day. If the market for a security exists predominantly through a limited number of market makers, the security is valued by attaining an independent bid and offer from at least two market makers in the security and valuing the security at the mid-point of the quote that, under the circumstances and in the good faith judgment of the Board of Directors, represents the fair value of the security. Securities for which market quotations are not available are valued at a fair value as determined in good faith by the Board of Directors.

Cash and Cash Equivalents

For purposes of the statement of cash flows, cash and cash equivalents include cash and money market investments.

Other Policies

The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the first-in, first-out cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  DIRECTORS AND OFFICERS

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of five directors: Gene T. Pretti, Steven M. Kleiman, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor will receive $2,000 annually for their service to the Fund.

Gene T. Pretti, President and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Except for certain actions requiring the approval of the shareholders or the directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively with the Board. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

3.  SHARES

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Shares may be purchased as of the first business day of each month upon approval of the Directors at the then net asset value per share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.

In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Analysis of Changes in Shares/Units

                                                  2001        2002
                                                Shares      Shares

Subscriptions/contributions to the Fund        368,766      20,758
Issued in reinvestment of distributions        204,301     120,498
Redemptions/withdrawals from Fund             (233,180)   (318,953)
     Net increase (decrease)                   339,887    (177,697)

Shares outstanding at the beginning of year  2,151,654   2,491,541
Shares outstanding at the end of year        2,491,541   2,313,844


4.  MANAGEMENT ARRANGEMENTS

Zazove Associates, L.L.C. has been engaged as the Fund's Investment Advisor pursuant to the terms of an Investment Advisory Agreement. As Investment Advisor to the Fund, Zazove Associates, L.L.C. will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis.


Annual management
Fee rate               2.00%               1.50%           1.00%

                                      Capital in
                                      excess of         Capital in
                 First $20,000,000    $20,000,000 up    excess of
 Fund Capital    in capital           to $70,000,000    $70,000,000


5.  EXPENSES

The Fund bears all normal costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with the offering of shares in the Fund. No portion of the Investment Advisor's or its affiliate's general overhead costs will be allocated to the Fund. The custodian fees are paid to UMB Bank, N.A. and the transfer agency fees are paid to UMB Fund Services, Inc.

6.  INCOME TAXES

The Fund has elected to be treated and to qualify each year as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code of 1986, as amended and therefore will not generally be liable for Federal income taxes to the extent taxable income is distributed on a timely basis.

7.  INVESTMENT TRANSACTIONS

For the six months ended June 30, 2002, purchases of investment securities (excluding short-term securities) were $14,040,736 and proceeds from sales were $14,091,864. For federal income tax purposes, at June 30, 2002, the gross unrealized depreciation on investments was approximately $14,084,550 and the gross unrealized appreciation was approximately $2,184,549. The cost of investments for federal income tax purposes was approximately $44,477,305at June 30, 2002. The Fund has a net capital loss carry forward of $1,565,310, which may be used to offset net capital gains until 2009.

8.  OFF-BALANCE-SHEET RISK AND CONCENTRATIONS OF CREDIT RISK

The Fund engages in the short sale of securities. Securities sold short, not yet purchased, represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. At June 30, 2002, the market value of securities sold short was $10,152. These short positions are hedged positions and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long convertible positions.

At June 30, 2002, the three largest industry concentrations were as follows (as a percentage of investment securities at fair value):

              Utility-Electric                      11.1%
              Services-Commercial and Consumer      10.7%
              Auto-Cars                              8.6%

At June 30, 2002, the three largest country concentrations were as follows (as a percentage of investment securities at fair value):

              United States                         85.5%
              Chile                                  3.7%
              Australia                              2.2%

Since the Fund does not clear its own investment transactions, it has established an account with a third party custodian
(UMB Bank, N.A.) for this purpose. The resulting concentration of credit risk is mitigated by the custodian's obligation to comply with the rules and regulations of the Securities and Exchange Act of 1934. In addition, the Fund has established an account with a brokerage firm (Bear Stearns Securities Corp.) for the purpose of purchasing securities on margin. At June 30, 2002, the Fund owed the brokerage firm $6,157,682 for securities purchased on margin. The Fund has pledged sufficient securities as collateral for the margin account held by the custodian. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Interest is charged on payable balances at a rate equal to the Federal Funds rate plus 50 basis points. At June 30, 2002, the cash paid for margin interest expense was $57,338.

9.  CHANGES IN ACCOUNTING PRINCIPLES

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and has begun amortizing discount and premium on debt securities. Prior to January 1, 2001, the Fund did not amortize discounts or premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in an increase in net investment income of $1,778,700, an increase in net unrealized depreciation of $727,708, and an increase in net realized losses of $1,052,992 for the year ended December 31, 2001. The statement of changes in net assets and financial highlights for prior periods has not been restated to reflect this change in presentation.

10.  DISTRIBUTIONS TO SHAREHOLDERS

On May 23, 2002 a distribution of $0.67 per share was declared.
The dividend was paid on June 1, 2002, to shareholders of record on May 23, 2002. The tax character of the distribution was as follows.

   Distributions paid from ordinary income
    (includes short term capital gains)                 $1,541,711
   Distributions paid from long term capital gains               0
   Total taxable distributions                           1,541,711
   Tax return of capital                                         0
   Total distributions paid                             $1,541,711



DIRECTORS                          Andrew  J. Goodwin, III
                                   Jack L. Hansen
                                   Steven M. Kleiman
                                   Peter A. Lechman
                                   Gene T. Pretti

OFFICERS                           Gene T. Pretti
                                   Steven M. Kleiman

INVESTMENT ADVISOR                 Zazove Associates, LLC
                                   940 Southwood Blvd., Suite 200
                                   Incline Village, NV  89451

CUSTODIAN                          UMB Bank N.A.
                                   928 Grand Avenue
                                   Kansas City, MO  64106

INDEPENDENT ACCOUNTANTS            Deloitte and Touche
                                   Two Prudential Plaza
                                   180 North Stetson Street
                                   Chicago, IL  60601

DIVIDEND-DISBURSING
AND TRANSFER AGENT                 UMB Fund Services, Inc.
                                   803 W. Michigan Street, Suite A
                                   Milwaukee, WI  53233-2301